UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2021

CA Healthcare Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39947	85-3469820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Summer Street Suite 200

Boston, MA 02110

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 314-3901

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	CAHCU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	CAHC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	CAHCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, on April 6, 2021, CA Healthcare Acquisition Corp. (“CAH”), a Delaware corporation, entered into an Agreement and Plan of Merger, dated as of April 6, 2021, as amended pursuant to the Amendment to the Agreement and Plan of Merger, dated August 19, 2021, as further amended pursuant to the Second Amendment to the Agreement and Plan of Merger, dated August 27, 2021 (the “Merger Agreement”), by and among CAH, LumiraDx Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“LumiraDx”), and LumiraDx Merger Sub, Inc., a newly formed Delaware corporation and wholly owned subsidiary of LumiraDx (“Merger Sub”) .

On September 28, 2021 (the “Closing Date”), as contemplated by the Merger Agreement, Merger Sub merged with and into CAH, with CAH surviving as a wholly owned subsidiary of LumiraDx (the “Merger”).

On the Closing Date, the following securities issuances were made by LumiraDx to CAH’s securityholders: (i) each outstanding share of Class A common stock of CAH was exchanged for one common share of LumiraDx (“Company Common Share”) (ii) each outstanding warrant of CAH was assumed by LumiraDx and became a warrant of LumiraDx (“Company Warrant”) and (iii) the private placement warrants held by CA Healthcare Sponsor LLC, a Delaware limited liability company (“Sponsor”) were converted and exchanged for 405,000 Company Common Shares.

The description of the Merger Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Merger Agreement, which was filed as Exhibit 2.1 to CAH’s Current Report on Form 8-K filed on April 7, 2021, as amended by the amendments to the Merger Agreement, which were filed as Exhibit 2.1 to CAH’s Current Reports on Form 8-K filed on August 20, 2021 and August 30, 2021, and are incorporated by reference herein.

Item 1.01 Entry into a Material Definitive Agreement.

On the Closing Date, LumiraDx, Continental Stock Transfer & Trust Company, a New York Limited Purpose Trust Company (“Continental”), Computershare Inc., a Delaware corporation, and its wholly owned subsidiary, Computershare Trust Company, N.A., a federally chartered trust company (collectively, “Computershare”) and CAH entered into an Amended and Restated Warrant Agreement (“New Warrant Agreement”). The New Warrant Agreement amends the Warrant Agreement, dated as of January 26, 2021, by and between CAH and Continental (the “Existing Warrant Agreement”), to provide for the assignment by CAH of all its rights, title and interest in the warrants of CAH to LumiraDx. Pursuant to the New Warrant Agreement, all CAH warrants under the Existing Warrant Agreement will no longer be exercisable for shares of CAH’s Class A common stock, but instead will be exercisable for Company Common Shares. Further, the New Warrant Agreement provides for the resignation of Continental and succession of Computershare as warrant agent.

The foregoing description of the New Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the New Warrant Agreement which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Non-Redemption Agreements

On September 28, 2021, Sponsor, and certain counterparties (each a “Counterparty”), each entered into separate Non-Redemption Agreements (each an “Agreement” and collectively, “Agreements”). The Sponsor was the holder of 2,875,000 shares of CAH’s Class B Common Stock, which immediately prior to the effective time of the Merger, converted into an equal amount of CAH Class A Common Stock, and upon consummation of the Merger were automatically canceled and extinguished and reissued to LumiraDx as one share of Common Stock of the surviving corporation, in consideration for the right to receive common shares of LumiraDx (the “Sponsor Shares”).

Pursuant to each Agreement, in exchange for the Counterparty’s commitment not to redeem the shares of CAH’s Class A Common Stock beneficially owned by it, the Sponsor agrees to transfer to the Counterparty 0.11 Sponsor Shares for each share of CAH’s Class A Common Stock beneficially owned by the Counterparty.

Neither the Sponsor nor any Counterparty, either by the terms of the Agreements or at any time in the future, are to be considered a “group” within the meaning of the Securities Exchange Act of 1934, as amended.

A form of Agreement is filed as Exhibit 4.2 to this Current Report on Form 8-K and the foregoing description is qualified in its entirety by reference to the full text of the form of Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Merger, the Investment Management Trust Agreement, dated as of January 26, 2021, between CAH and Continental, pursuant to which Continental invested the proceeds of CAH’s initial public offering in a trust account and facilitated redemptions, terminated in accordance with its terms.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 1.01 and 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Merger, on the Closing Date, CAH and LumiraDx notified The Nasdaq Capital Market (“Nasdaq”) that the certificate of merger relating to the Merger had been filed with the Secretary of State of the State of Delaware and that CAH’s outstanding securities had been converted into Company Common Shares and Company Warrants, as described in Item 1.02 above. CAH and LumiraDx jointly requested that Nasdaq delist CAH’s units, Class A common stock, and warrants on September 28, 2021, and as a result, trading of CAH’s units, Class A common stock, and warrants on Nasdaq was suspended at 4:00 p.m. on September 28, 2021. On September 29, 2021, Nasdaq filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting CAH’s securities from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of CAH occurred. Following the consummation of the Merger, CAH became a wholly owned subsidiary of LumiraDx.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Merger Agreement, and effective as of the Closing Date, each of CAH’s officers and directors resigned as a member of CAH’s board of directors and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between CAH and the officers and directors on any matter relating to CAH’s operations, policies or practices.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of April 6, 2021, as amended pursuant to the Amendment to the Agreement and Plan of Merger, dated August 19, 2021, as further amended pursuant to the Second Amendment to the Agreement and Plan of Merger, dated August 27, 2021 (the “Merger Agreement”), by and among CA Healthcare Acquisition Corp., LumiraDx Limited and LumiraDx Merger Sub, Inc.

4.1	Amended and Restated Warrant Agreement, dated as of September 28, 2021, by and among LumiraDx Limited, Continental Stock Transfer & Trust Company, Computershare Inc. and its wholly owned subsidiary, Computershare Trust Company, N.A., and CA Healthcare Acquisition Corp.

4.2	Form of Non-Redemption Agreement, by and among CA Healthcare Sponsor LLC and the Counterparty

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). CAH agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CA Healthcare Acquisition Corp.

By:	/s/ Larry J. Neiterman
	Name:	Larry J. Neiterman
	Title:	Chief Executive Officer

Dated: October 4, 2021